EXHIBIT 10.18
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Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.
PATENT LICENSE AND SETTLEMENT AGREEMENT
THIS PATENT LICENSE AND SETTLEMENT AGREEMENT (the “Agreement”), is entered into as of November 24, 2008 (the “Effective Date”), by and among Samsung Electronics Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea and having its principal office at 416 Maetan-3dong, Yeongtong-gu Suwon-si, Gyeonggi-do, 443-742, Korea (“Samsung”), and InterDigital Technology Corporation, Tantivy Communications, Inc., IPR Licensing, Inc., and InterDigital Patent Holdings, Inc., each Delaware corporations having a mailing address of Suite 105 Hagley Building, 3411 Silverside Road, Concord Plaza, Wilmington, Delaware 19810 (individually and together, “ITC”), and InterDigital Communications, LLC f/k/a InterDigital Communications Corporation, a limited liability company duly organized and existing under the laws of the Commonwealth of Pennsylvania and having its principal office at 781 Third Avenue, King of Prussia, PA, USA 19406 (“IDC”) (IDC and ITC are referred to herein individually and collectively as “InterDigital”). SEC, ITC, and IDC are herein individually referenced as “Party” and collectively as “Parties.” In relation to SEC, “other Party” refers to ITC and/or IDC, as context requires; in relation to ITC and IDC, “other Party” refers to SEC.
          WHEREAS, Samsung and ITC are parties to that certain Binding Terms and Conditions for 2G/3G Settlement and Patent License (“Term Sheet”) entered into on November 24, 2008 relating to the resolution and settlement of the Lawsuits and the grant by ITC of a patent license to Samsung, among other things, on the terms and conditions set forth herein.
          WHEREAS, Samsung and ITC desire to enter into this Agreement in place of the Term Sheet.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:
1. Licenses
     a. 2G License Grant: Without limitation, subject to Sections 6 and 7, effective and conditioned on timely receipt by ITC of the first installment of the License Fee, and continuing thereafter conditioned on receipt of the subsequent installments of the License Fee, ITC grants Samsung and its Affiliates a non-exclusive, non-transferable, worldwide license under the Licensed Patents for the life of such patents to develop, design, make, have made, use, import, offer to sell, sell, and otherwise distribute 2G Licensed Products. Upon receipt by ITC of all installments of the License Fee, all rights granted pursuant to this Section 1(a) shall be deemed paid up and irrevocable. The license does not extend to Components sold separately.
     b. 3G License Grant: Without limitation, subject to Sections 6 and 7, effective and conditioned on timely receipt by ITC of the first installment of the License Fee, and continuing thereafter conditioned on receipt of the subsequent installments of the License Fee, ITC grants Samsung and its Affiliates a non-exclusive, non-transferable, worldwide, royalty-bearing license under the Licensed Patents to develop, design, make, have made, use, import, offer to sell, sell, and otherwise distribute 3G Licensed Products during the 3G Term. The license does not extend to Components sold separately.

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     c. [***]: Without limitation, subject to Sections 6 and 7, and without limiting Section 4(c), [***] a 2G Licensed Standard or a 3G Licensed Standard. Except as specifically set forth in this Section and in Section [***], nothing shall be deemed as conferring, by implication, estoppel, or otherwise, any license, right [***], express or implied, under any patent or intellectual property right to develop, design, make, have made, use, import, offer to sell, sell, or otherwise distribute products [***].
     d. Notwithstanding anything to the contrary, the licenses granted under Sections 1(a) and 1(b) exclude any license, express or implied, to develop, design, make, have made, use, import, sell, and otherwise distribute Components, except to the extent that such Components (i) are made by or have made for Samsung solely for use within the 2G Licensed Products or the 3G Licensed Products sold by Samsung and its Affiliates, or (ii) are sold on an non-integrated basis together with a 2G Licensed Product or 3G Licensed Product for integration by the operator (e.g., a SIM card sold in the box with a handset), or (iii) [***] (a) [***], and (b) [***].
2. Payments
     a. License Fee: Samsung shall pay ITC a non-refundable, irrevocable License Fee of US $400 Million. Payment shall be made according to the following schedule:
US $100M on or before [***], 2009
US $100M on or before [***]
US $100M on or before [***]
US $100M on or before [***], 2010
SEC shall pay ITC the License Fee less the Tax Withheld by wire transfer to:

Wire to:	[***]
PNC Bank
300 Delaware Avenue
Wilmington, DE 19801

Credit to:	[***]
[***]
,or pursuant to such other wire transfer instructions as may later be provided by InterDigital to SEC.
A form invoice, acceptable to both Parties, is attached as Exhibit “A” hereto.
     b. Taxes: Samsung shall (i) [***] on account of withholding taxes that are required by Korean domestic law and pursuant to the [***] by Samsung (hereinafter “Tax Withheld”), (ii) promptly and timely pay to the appropriate Korean tax authorities all of such taxes that are required to be withheld and paid, and (iii) provide InterDigital, within a reasonable period thereafter, with all necessary documentation evidencing payment of such taxes. In case the Tax Withheld is later determined by the [***], the Parties agree that ITC and/or IDC, as applicable, [***] upon submission of documentation evidencing the same. In the event the Tax Withheld is later determined by the [***] as being greater than required, the Parties shall cooperate with each other to ensure that [***]. Provided the relevant government requires any such tax, SEC shall furnish InterDigital with appropriate documentation evidencing the payment of such tax as assessed by the appropriate authority of such government and such other documentation as reasonably requested by or responsive to the [***].

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     c. Finality: The Parties further acknowledge that the License Fee is final, irrevocable, non-refundable, and not subject to any deductions, adjustments, set-offs, offsets, discounts, credits, or withholdings (other than tax withholding to the extent expressly provided above) for any reason.
3. Termination and Remedies.
a.	Notwithstanding anything to the contrary herein, in the event that Samsung breaches any of the payment obligations under this Agreement, and fails to cure such breach within [***] days (or with respect to the first installment of the License Fee, within [***] days) following written notice thereof from ITC, then ITC shall have the right, at its election either:
i.	to enforce the terms and conditions of this Agreement, and pursue all remedies available at law or equity, in which case (i) all remaining payments under this Agreement shall become immediately due and payable in full, (ii) all rights and duties of the Parties under this Agreement shall remain in effect, (iii) all unpaid amounts shall accrue interest at a rate equal to [***], and (iv) Samsung shall reimburse ITC for any and all costs incurred by ITC (including reasonable attorneys’ fees) in order to collect such amounts due; alternatively

ii.	to terminate this Agreement, and pursue all remedies available at law or equity. In the event this Agreement is terminated prior to ITC’s receipt of the first installment of the License Fee, (i) all licenses, rights [***] granted to Samsung and its Affiliates [***] and the Releases set forth in Sections 9(a) and (b) hereunder shall not take effect and shall be null and void, (ii) the Parties may thereafter proceed in the Lawsuits, and (iii) Samsung will not oppose any request by InterDigital to lift the stays in the Lawsuits, and will proceed according to any new schedule set in the Lawsuits. In the event this Agreement is terminated following receipt by ITC of the first installment of the License Fee, all licenses, rights [***] granted to Samsung and its Affiliates [***] and the Releases set forth in Sections 9(a) and (b) hereunder shall immediately terminate, be null and void and shall have no further force or effect from and after the date of such notice, provided that in such event Samsung shall be entitled to [***] to InterDigital or its Affiliates.
b.	In addition, either Party may terminate this Agreement prior to the expiration of the 3G Term, upon [***] days prior written notice to the other Party, if the other Party is in breach of any of its material obligations other than those addressed in Section 3(a) above and the breach is not cured within the [***] days after notice is received by the other Party. Such “other material obligations” shall be deemed to be any material failure to comply with [***] obligations. In the event of a termination of this Agreement by InterDigital under this Section 3(b), Samsung shall, without limiting any other right or remedy of InterDigital at law or in equity, immediately pay ITC all unpaid , installments of the License Fee and any other amounts accruing hereunder (in each case, whether or not then due), and all rights, licenses [***] granted to Samsung and its Affiliates [***] hereunder shall terminate unless (i) within [***] after the notice of such termination is received by Samsung, [***], (ii) [***] InterDigital and its Related Parties and their past and present officers, directors, shareholders, employees, and agents and their respective direct and indirect [***], and (iii) within [***] after the notice of such termination is received by Samsung, [***]. Further, any termination or expiration of this Agreement shall not prejudice InterDigital’s right to conduct a final audit under Section 23 herein. In the event of a termination of this Agreement by Samsung under this Section 3(b), [***] granted to InterDigital and its Related Parties hereunder shall terminate unless (i) [***] Samsung and its Affiliates and

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their past and present officers, directors, shareholders, employees, and agents [***], and (ii) within [***] after the notice of such termination is received by InterDigital, [***].

c.	Notwithstanding anything to the contrary, either Party’s enforcement of the terms and conditions of this Agreement, or ITC’s pursuit of all remedies available at law or equity pursuant to Section 3(a)(i) above, shall not constitute a breach of Sections 9 ([***]) or 10 ([***]).
4. [***]
a.	2G [***] Products: Without limitation, subject to Sections 4(e), 6 and 7, effective and conditioned on timely receipt by ITC of the first installment of the License Fee, and continuing thereafter conditioned on receipt of the subsequent installments of the License Fee, InterDigital and its Affiliates [***] (i) [***], and (ii) [***] (a) [***], or (b) [***]; provided and subject to, however, that Samsung and its Affiliates [***] (A) [***] or (B) [***]: (1) [***]; or (2) [***]. [***] to Samsung, its Affiliates or any third party, whether by contract, by law, [***] or otherwise, [***].

b.	3G [***] Products: Without limitation, subject to Sections 4(e), 6 and 7, effective and conditioned on timely receipt by ITC of the first installment of the License Fee, and continuing thereafter conditioned on receipt of the subsequent installments of the License Fee, InterDigital and its Affiliates [***] (i) [***], and (ii) [***] (a) [***], or (b) [***]; provided and subject to, however, that Samsung and its Affiliates [***]: (A) [***]; or (B) [***]. [***] to Samsung, its Affiliates or any third party, whether by contract, by law, [***] or otherwise, [***].

c.	[***]. Without limitation, subject to Sections 4(e), 6 and 7, effective and conditioned on timely receipt by ITC of the first installment of the License Fee, and continuing thereafter conditioned on receipt of the subsequent installments of the License Fee, InterDigital and its Affiliates [***]. [***] to Samsung, its Affiliates or any third party, whether by contract, by law, [***] or otherwise, [***].

d.	[***] of InterDigital: Without limitation, subject to Sections 4(e), 6 and 7, Samsung and its Affiliates [***]. With respect to [***] InterDigital and its Related Parties and [***], whether by [***] or otherwise. With respect to [***], the foregoing [***] Samsung and its Affiliates shall [***].

e.	Conditions to [***] Without limiting Section 11, nothing in this Section (nor any payments made hereunder) shall be construed as (i) exhausting a Party’s rights to claim infringement or receive royalties or damages or other compensation with respect to any patent or product [***], (ii) creating or granting any express or implied license of any kind, or (iii) giving rise to [***] or any waiver or limitation of any kind with respect to actions against third parties, except as expressly set forth in [***]. The Parties hereby expressly waive the right to make any claim contrary to the foregoing. For clarity, the obligations of each Party [***], it being understood that (1) the foregoing does not limit or modify the terms of Section 4(a) and 4(b) addressing the rights of InterDigital [***], and (2) [***].
5. Excluded Products: Without limiting anything in [***], no licenses, [***], releases, or other authorizations (except as expressly set forth herein) are granted to any portion of any product that complies with an Excluded Standard.

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6. Additional Limitations: Notwithstanding anything to the contrary, this Agreement (a) excludes the right to grant sublicenses, (b) shall not cover any products that Samsung or its Affiliates Acquire from or which are attributable to an Acquisition with one or more third parties [***] Terminal Units designed to operate in accordance with 2G Licensed Standards or 3G Licensed Standards (as the case may be) [***] Samsung and its Affiliates, and (c) shall not cover any products that InterDigital or its Related Parties Acquire from or which are attributable to an Acquisition with one or more third parties [***] Terminal Units, Wireless Modules, or Components designed to operate in accordance with 2G Licensed Standards or 3G Licensed Standards (as the case may be) [***] InterDigital and its Related Parties.
7. Assignment:
a.	All licenses and [***] granted hereunder shall survive the assignment or transfer (whether by merger, sale or otherwise) of any of the Licensed Patents or Samsung [***] Patents (as the case may be).

b.	Neither Party shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing:
i.	Samsung may assign all of its and Affiliates’ rights and obligations under this Agreement (other than the [***] obligations and the releases hereunder) to any successor in interest to Samsung’s entire telecommunications business (whether by merger, asset sale or otherwise), provided that (i) either (A) Samsung makes payment in full of the remaining unpaid (whether or not then due) portion of the License Fee prior to such assignment, or (B) if any portion (whether or not then due) of the License Fee remains outstanding at the time of such assignment, Samsung shall remain liable to ITC for the timely payment of such outstanding portion of the License Fee by such successor, and (ii) the ultimate parent company of the successor agrees in writing to assume this Agreement and be bound hereby as if it were “Samsung” hereunder (including, without limitation, for purposes of the [***] granted by Samsung pursuant to Section 4(d) hereof), provided that, the licenses, [***] and other rights granted under this Agreement (including, without limitation, the obligations of InterDigital under Section 9(e) hereunder) to Samsung and its Affiliates shall be limited on a going-forward basis to sales of 2G Licensed Products and 3G Licensed Products in an amount not to exceed [***]. For example, [***] ([***] affiliates being defined comparatively to the successor as the definition of Affiliate is defined herein as to the Parties) sales of 2G Settlement Products and 3G Licensed Products would [***]. Notwithstanding, if the successor is already a party to a patent license with InterDigital, the successor’s existing agreement shall continue to apply to any products not constituting 2G Licensed Products and 3G Licensed Products in this Agreement, including without limitation the proportion not deemed covered by this Agreement described in this Section 7(b)(i) above.

ii.	[***], InterDigital may assign its rights and obligations under this Agreement in whole or in part to any InterDigital Related Party. InterDigital or any of its Related Parties may also assign all of its rights and obligations under this Agreement (other than the [***] obligations and the releases hereunder) to any successor in interest to InterDigital or such Related Party (whether by merger, asset sale or otherwise), provided that, (A) such successor shall assume all obligations of InterDigital hereunder and all rights, [***], and licenses granted by InterDigital to Samsung shall

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survive and remain in full force and effect, and (B) the [***] and other rights granted hereunder to InterDigital or such Related Parties shall be limited on a going-forward basis to sales of products subject to the [***] set forth in Section 4(d) in an amount not to [***]. For example, [***].
iii.	In the event of any assignment covered by this Section 7, the assigning Party will provide notice to the other Party within a reasonable time following the assignment.

iv.	Notwithstanding anything to the contrary in this Section 7, the assignment of this Agreement in accordance with this Section 7 shall not convey a release to the assignee under Sections 9(a) through 9(d), which releases shall be personal to the Parties explicitly named in such releases as of the Effective Date.
8. Dismissals.
          a. Termination of USITC Action. Upon receipt by ITC of the first installment of the License Fee, the Parties shall as soon as practicable cause their respective counsel to execute and file with the USITC a joint motion and proposed order, in the form attached as Exhibit “B” hereto, seeking to (1) terminate the USITC Action on the basis of settlement pursuant to 19 C.F.R. § 210.21(b); (2) take all other reasonable actions to terminate and stay such proceedings and orders; and (3) further extend the date for the Final Initial Determination, if necessary, to ensure that a Final Initial Determination does not issue.
          b. Termination of InterDigital Delaware Action. Within seven (7) days of receipt by ITC of the first installment of the License Fee, the Parties shall cause their respective counsel to execute and file with the Court a joint stipulation, in the form attached as Exhibit “C” hereto, dismissing without prejudice the InterDigital Delaware Action, and take all other reasonable actions necessary to dismiss such proceeding.
          c. Termination of Samsung Delaware Action. Within seven (7) days of receipt by ITC of the first installment of the License Fee, the Parties shall cause their respective counsel to execute and file with the Court a joint stipulation, in the form attached as Exhibit “D” hereto, dismissing with prejudice Samsung’s claims in the Samsung Delaware Action based on conduct occurring before the date of dismissal of the Samsung Delaware Action, dismissing without prejudice InterDigital’s counterclaims, and take all other reasonable actions necessary to dismiss such proceeding.
          d. Termination of 2G Arbitrations and Litigation. Within seven (7) days of the receipt by InterDigital of the first installment of the License Fee, the Parties shall jointly through their respective counsel move to dismiss with prejudice and finally resolve, or jointly request administrative closure of, if applicable, the Samsung II Enforcement Action, the Samsung II Appeal, and the Samsung III Arbitration with each Party bearing its own costs and fees. Further, within three (3) business days after the receipt by InterDigital of the first installment of the License Fee, InterDigital shall execute those commercially reasonable documents — that are necessary to effect the release of any and all rights InterDigital may have under that bond — including both (i) a commercially reasonable release drafted by the surety for the bond filed in InterDigital Communications, LLC v. Samsung Electronics Co., Ltd., No. 06 Civ. 6833 (RJS) in the Southern District of New York (Appeal Bond No. CGB8796870), in the Form attached as Exhibit “E” hereto and, (ii) a satisfaction of judgment to be filed in the Samsung II Enforcement Action in the form attached as Exhibit “F” hereto.
9. Releases [***]

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          a. Release by InterDigital. Provided InterDigital does not terminate this Agreement based on nonpayment of the first installment of the License Fee, contingent upon the actual and timely payment of the remaining installments of the License Fee, and effective upon receipt by ITC of the first installment of the License Fee, InterDigital and its Affiliates hereby fully, finally and forever acquit, release and discharge Samsung, its Affiliates, and their past and present officers, directors, shareholders, employees, and agents from any and all claims, losses, and liabilities that InterDigital, its Affiliates, and their past and present officers, directors, shareholders, employees, and agents ever had, now have, or hereafter can, shall or may have, for, upon, or by reason of acts or omissions existing prior to the Effective Date of this Agreement arising out of or relating to the [***].
          b. Release by InterDigital [***]. Provided InterDigital does not terminate this Agreement based on nonpayment of the first installment of the License Fee, contingent upon the actual and timely payment of the remaining installments of the License Fee, and effective upon receipt by ITC of the first installment of the License Fee, InterDigital and its Affiliates hereby fully, finally and forever acquit, release and discharge Samsung and its Affiliates, and their past and present officers, directors, shareholders, [***], employees, and agents from any and all claims, losses, and liabilities that InterDigital, its Affiliates, and their past and present officers, directors, shareholders, employees, [***], and agents ever had, now have, or hereafter can, shall or may have, for, upon, or by reason of [***] (i) [***], and (ii) [***] (a) [***], or (b) [***].
          c. Limitations on InterDigital’s Releases. Notwithstanding anything to the contrary, the releases described in Sections (a) and (b) above (i) do not include a release with respect to subject matter other than that set forth in Sections (a) and (b) above, (ii) do not extend, by implication or otherwise, to any third party, or to any third party product even when used in combination with products sold by Samsung or any of its Affiliates, [***], and (iii) do not extend to any act by which Samsung or its Affiliates or any of their respective attorneys or agents granted a sublicense under any Licensed Patent to any person or purported to do so.
          d. Release by Samsung. Provided InterDigital does not terminate this Agreement for lack of timely receipt by ITC of the first installment of the License Fee, and effective January 31, 2009, Samsung and its Affiliates hereby fully, finally and forever acquit, release and discharge InterDigital and its Related Parties, and their past and present officers, directors, shareholders, employees, and agents from any and all claims, losses, and liabilities that Samsung, its Affiliates, and their past and present officers, directors, shareholders, employees, and agents ever had, now have, or hereafter can, shall or may have, for, upon, or by reason of acts or omissions existing prior to the Effective Date of this Agreement arising out of or relating to the [***].
          e. [***].
i.	For a period commencing as of the Effective Date and continuing up to and including the end of the 3G Term (hereafter the “[***]”), InterDigital and Samsung each covenants and agrees, on behalf of itself and its respective Related Parties, not to [***] with respect to any product of the other Party or its Related Parties, in each case, to the extent such [***] under this Agreement. Notwithstanding anything in this paragraph, in the event that a Party or its Related Parties [***] the other Party or its Related Parties, the obligation of the such other Party and its Related Parties under this Section 9(e) shall unconditionally terminate and have no further force or effect, unless and until (A) within [***] after the notice of such breach is received by such Party, such Party [***], and (B) such Party [***], in which case the obligations of the other Party (and its Related Parties) that was subject to such claim or action shall be reinstated.

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ii.	The [***] for any claims or causes of action that a Party or its Related Parties covered by [***] in Section 9(e)(i) above shall be, and hereby are, [***]. After the end of [***], the Parties or their Related Parties shall have such [***], as is available as of the Effective Date, under all applicable [***]. Each Party agrees that the [***] of this Agreement shall be excluded from the [***]. The Parties and their Related Parties expressly reserve the right to seek and collect damages, including but not limited to royalties, for patent infringement by the other Party or its Related Parties arising [***], to the fullest extent permitted under law, subject to the [***], rights, licenses and releases granted under this Agreement.

iii.	The right and obligations of the parties under this Section 9 are personal and may not be assigned or transferred to any third party. Nothing in this provision shall constitute or be deemed to constitute the grant of any express or implied rights of any kind under any intellectual property or proprietary right. Nothing in this provision shall prevent either Party or its Related Parties from seeking [***].
10. [***]:
a.	Except for the [***] as provided in the last sentence of Section 9(e)(i), Samsung and its Affiliates shall not directly or indirectly institute or participate as an adverse party, or procure or voluntarily assist any other party to directly or indirectly institute or participate as an adverse party, in any action (legal, administrative, regulatory or otherwise), prior to the expiration of the 3G Term (except with respect to subsection (a)(i) below, which shall extend for the life of the relevant patents), anywhere in the world that (a) [***] (i) [***], or (ii) [***], (b) [***]; (c) [***]; or (d) [***]. The foregoing obligations shall not [***] or its Affiliates.

b.	Except for the [***] as provided in the last sentence of Section 9(e)(i), InterDigital and its Affiliates shall not directly or indirectly institute or participate as an adverse party, or procure or voluntarily assist any other party to directly or indirectly institute or participate as an adverse party, in any action (legal, administrative, regulatory or otherwise), prior to the expiration of the 3G Term (except with respect to subsection (a)(i) below, which shall extend for the life of the relevant patents), anywhere in the world that (a) [***], (b) [***]; (c) [***]; or (d) [***]. The foregoing obligations shall not [***] or its Affiliates.

c.	Notwithstanding anything in this Section 10, in the event that a Party or its Related Parties takes any action against the other Party or its Related Parties in violation of Section 9(e) or this Section 10, the obligation of the such other Party and its Related Parties under this Section 10 shall unconditionally terminate and have no further force or effect, subject to the same cure and withdrawal rights relating to the [***] obligations as set forth in Section 9(e).
11. No Further Rights. Nothing in this Agreement shall be construed as:
a.	conferring (by implication, estoppel, exhaustion or otherwise) any license, [***] or other right to use the Samsung [***] Patents or the Licensed Patents (including without limitation any [***]) except under the licenses, [***] and rights specifically and expressly granted hereunder, or

b.	conferring a right to use or sell any product that is expressly licensed for sale hereunder (or entitled to [***] hereunder) in a manner which conveys or purports to convey (whether

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explicitly, by principles of implied license, or otherwise), any rights to any third party user or purchaser of such product, under any Samsung [***] Patents or any Licensed Patents (including without limitation any [***]), with respect to any combination of such product with any third party product (that is not licensed or entitled to [***] hereunder) [***].
12. Disclosure: Each of the Parties shall maintain as strictly confidential the terms of this Agreement and any proprietary information (e.g., reports, materials or other documents submitted in accordance with the terms of this Agreement) disclosed to a Party or any Related Party by the other Party or any of its Related Parties, under, or as a result of or during the negotiation of, this Agreement, except as follows:
a.	that was previously known to the receiving Party free of any obligation to keep it confidential at the time it was communicated by the disclosing Party;

b.	that is or becomes generally known to the public, provided that such public knowledge is not the result of any acts attributable to the receiving Party;

c.	with the prior written consent of the other Party;

d.	that is rightfully received by the receiving Party from a third party, free of any obligation of confidentiality;

e.	this Agreement may be filed in redacted form pursuant to US-SEC requirements.

f.	InterDigital may disclose the impact of this Agreement [***]. In connection therewith, InterDigital shall not disclose [***] (based on US-SEC guidelines) for the applicable period or unless otherwise required by US-SEC, NASDAQ or other legal requirement.

g.	as required by court or arbitral order which has been precipitated by a third party request, or a governmental order, with notice to the other Party as soon as any proceeding that may lead to such order is known, and to permit the other Party an opportunity to intervene to prevent disclosure. In the case of a possible ordered disclosure, the Party that would be subject to the order shall give the other Party reasonable prior notice of such intended disclosure and use its best efforts to ensure such disclosure is protected by a protective order and seek confidential treatment or other confidentiality obligation;

h.	to publish and distribute Periodic Reports, including on a Current Report on Form 8-K, Quarterly Report on Form 10-Q and Annual Report on Form 10-K, as required by the US-SEC or to publish and distribute reports as required by the KRX (Korea Exchange) announcing the execution of this Agreement. Such reports may contain any information previously disclosed in connection with the execution of the Term Sheet, the scope and fields of the licenses, the license durations, the impact of the Agreement on InterDigital’s revenues, deferred revenue, or cash position, and such financial and other terms as are required to be disclosed by the US-SEC and the KRX;

i.	in confidence to other licensees to the extent required by most favored licensee (MFL),clauses;

j.	any other information reasonably necessary to satisfy US-SEC, NASDAQ, KRX or other statutory, regulatory, taxation, or administrative requirements;

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k.	to InterDigital’s Related Parties, to Samsung’s Affiliates, to each of their respective auditors, accountants, or banks as required by law in connection with the remission of payments hereunder or pursuant to contractual requirements with such banks, provided that, in case of any divulgence pursuant to this Section 12(k), to the extent permissible by law, such divulging party shall ensure that the recipient is bound by confidentiality obligations;

l.	in a legal proceeding between the Parties or their Related Parties;

m.	in confidence to a potential acquirer with customary safeguards of confidentiality;

n.	as required by a discovery request or other disclosure obligation in the course of any proceeding before the International Trade Commission, including but not limited to Investigation No. 337-TA-613; or

o	. such other disclosures as may be required by law, regulation, or court or governmental order.
Notwithstanding anything to the contrary herein, the provisions of this Section 12 shall survive the termination or expiration of this Agreement and for [***] years thereafter.
13. Termination of Existing Contracts: The parties hereby agree that, effective as of the date InterDigital receives payment of the first installment of the License Fee, the 1996 Agreements shall be terminated and shall have no further force or effect; except that all confidentiality obligations existing as of the Effective Date under the 1996 Agreement shall be deemed covered by Section 12 of this Agreement. Without limiting the foregoing, all MFL rights arising under the 1996 Agreements shall be deemed satisfied and terminated.
14. Notices. Any notices given hereunder shall, unless otherwise specified herein, be sent by email with copy by international overnight delivery equivalent (confirmed receipt), facsimile (confirmed receipt), or personal delivery as follows (or pursuant to such other contact information as may later be provided to the other Party by like notice):

If to Samsung:	With a copy to:

Samsung Electronics Co., Ltd.	Weil, Gotshal & Manges LLP
Telecommunication R&D Center	201 Redwood Shores Parkway
Dong, Suwon P.O. Box 105,	Redwood Shores, CA 94065
416 Maetan-3dong, Yeongtong-gu
Suwon-si, Gyeonggi-do, 443-742, Korea	Attention: Matthew D. Powers, Esq. Matthew.powers@weil.com
Attention: Seung Gun Park, Vice President
pseungun@samsung.com	Tel: (650) 802-3200

Tel: +82-31-279-4761	Fax: (650) 802-3100

Fax: +82-31-279-4561

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If to ITC:	With a copy to:

InterDigital Technology Corporation	Wilson Sonsini Goodrich & Rosati PC
Suite 105 Hagley Building	650 Page Mill Road
3411 Silverside Road	Palo Alto, CA 94304
Concord Plaza
Wilmington, DE 19810	Attention: Ron E. Shulman, Esq. Rshulman@wsgr.com
Attention: Lawrence F. Shay
Lawrence.Shay@interdigital.com	Tel: (650) 493-9300 Fax: (650) 493-6811
Tel: (610) 878-7800
Fax: (610) 878-7844

If to IDC:	With a copy to:

InterDigital Communications, LLC	Wilson Sonsini Goodrich & Rosati PC
781 Third Avenue	650 Page Mill Road
King of Prussia, PA 19406	Palo Alto, CA 94304

Attention: Lawrence F. Shay	Attention: Ron E. Shulman, Esq.
Lawrence.Shay@interdigital.com	Rshulman@wsgr.com

Tel: (610) 878-7800	Tel: (650) 493-9300
Fax: (610) 878-7844	Fax: (650) 493-6811
Notwithstanding the foregoing, ITC shall deliver originals of invoices to Weil, Gotshal & Manges LLP, with copy by email to Samsung.
To the extent any notice sent to Samsung is not delivered or is returned or rejected, notice to Weil, Gotshal & Manges LLP shall be deemed sufficient.
15. Attorneys’ Fees and Costs. The Parties shall bear their own respective attorneys’ fees and costs incurred on any and all matters related to the Term Sheet or this Agreement.
16. No Waiver. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party.
17. Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, other than payment obligations set forth herein, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In the event that the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties, the Parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, as much as legally possible, implement the purposes of this Agreement as originally written. To the extent permitted by applicable law, each of the Parties hereby waives any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

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18. Construction. In the event of a dispute, neither Party shall be entitled to claim that any provision should be construed against the other Party by reason of the fact that it was drafted by the other Party.
19. Entire Agreement. This Agreement, including any exhibits hereto and the letter from InterDigital, Inc. dated as of November 24, 2008, constitutes the entire, complete and final agreement and understanding among the Parties as to the subjects addressed in this document, and supersedes all prior agreements (including, without limitation, the Term Sheet), understandings, discussions and other communications, if any, between the Parties with respect to the subject matter thereof, whether oral or written. Notwithstanding anything to the contrary contained herein, any obligations under any non-disclosure or non-use agreement arising after the 1996 Agreements in connection with any technology development or evaluation, collaboration, joint development or transfer, or, any product initiatives including but not limited to any actual or potential product development, purchases, sales or other transactions involving either Party’s goods or services shall NOT be affected by this provision. The Parties and each of the respective signatories represent and warrant to the other Party that the signatories have authority to enter into this Agreement and bind the respective Parties and each of their Affiliates.
20. Governing Law/Jurisdiction. New York law (without regard to its choice of law and conflict of laws rules) governs this Agreement, and any disputes relating to this Agreement will be subject to the exclusive jurisdiction of the United States District Court for the Southern District of New York. (In the event there is a lack of jurisdiction in the United States District Court for the Southern District of New York, the New York State Courts in Manhattan shall assume exclusive jurisdiction.) The foregoing exclusive jurisdiction provision does not apply to, and may not be used as a basis for requesting a stay, dismissal, termination or transfer of, any claim relating to patent infringement that is brought in another jurisdiction.
21. Related Party Performance. Each Party shall be responsible for all actions required of its Related Parties hereunder and shall be liable to the other Party for any adverse action or failure to perform by Related Parties of the first Party hereunder. In addition, each Party agrees that any entity that, directly or indirectly, that Controls or that owns more than fifty percent (50%) of such Party shall be and shall have agreed to be liable to the other Party for any adverse action or failure to perform by Related Parties of the first Party hereunder. [***]: (i) [***]; or (ii) [***].
22. Performance. Time is of the essence.
23. Audit. Each Party shall (and shall cause its Related Parties to) keep books and records (including, without limitation, electronic files) adequate to accurately determine whether the [***], or whether the [***], 21 (Related Party performance), 27(k) (definition of Acquisition), 27(l) (definition of Affiliate), or 27(v) (definition of Related Party) [***], and the other Party shall have the right to audit the same. Each Party shall (and shall cause its Related Parties to) keep books and records (including, without limitation, electronic files) adequate to accurately determine the applicability of the Acquisition limitations in the definitions of Affiliate, 2G Licensed Products, and 3G Licensed Products under this Agreement. The books and records shall be retained for at least five (5) years after the Acquisition to which they relate. The auditing Party shall have the right in the event of an announcement (or other media release) of an Acquisition by the other Party or any of its Affiliates and following the end of the 3G Term, to inspect during regular business hours all relevant books and records of such other Party and its Related Parties at a single location on seven (7) business days prior notice, and such other Party and its Related Parties shall fully cooperate therewith (including without limitation by making available such

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personnel as are reasonably necessary to interpret such books and records). The auditing Party shall conduct the audit using an independent certified public accountant. All information obtained through such audit shall be held in confidence, except as necessary to enforce this Agreement.
24. Representations and Warranties. As of the execution and delivery of this Agreement, the Parties make the following representations and warranties:
a.	Each Party represents and warrants to the other Party that such Party or its Affiliates are the sole and lawful owners of all rights, title and interest in and to each and every claim that they purport to release herein and that such Party or its Affiliates have not heretofore assigned or transferred to any person or entity any right, title or interest in the released claims.

b.	Each Party represents and warrants to the other Party that (i) the person signing this Agreement on its behalf is fully authorized and legally competent to execute and deliver this Agreement on its behalf; (ii) it is executing this Agreement wholly upon its own volition, individual judgment, belief, and knowledge; (iii) the performance of this Agreement and the transactions contemplated hereunder have been fully authorized by all necessary corporate and other action; and (iv) it is executing this Agreement after consultation with its own independent legal counsel.

c.	Each Party represents and warrants to the other Party that the only suits, arbitrations (including dispute resolution notices under the Master Agreement), administrative or regulatory complaints, or any other actions initiated or participated in by the Parties or their Affiliates are the Lawsuits.
THE WARRANTIES SET FORTH IN THIS SECTION 24 CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO THIS AGREEMENT AND THE SUBJECT MATTER HEREOF, AND THEY ARE IN LIEU OF ALL OTHER WARRANTIES WRITTEN OR ORAL, STATUTORY, EXPRESS, IMPLIED OR OTHERWISE.
25. Execution; Counterparts; Amendments. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signatory hereto may indicate acceptance of this Agreement with a facsimile signature or PDF copy, and any Party that does so shall thereafter provide an original signature to all other Parties. This Agreement may not be amended, supplemented, or modified in any manner, orally or otherwise, except by an instrument in writing referencing this Agreement signed by duly authorized representatives of the parties hereto.
26. Survival. Except as otherwise specifically set forth herein, and without limiting or superseding any provision which specifically address survival (including, without limitation, Section 3 herein), the following provisions of this Agreement shall survive expiration or termination of this Agreement: [***]. The provisions of Sections [***] and [***] shall survive expiration or termination of this Agreement only to the extent specifically provided for in such Sections [***] and [***]. The provisions of Sections [***] shall survive expiration or termination of this Agreement only to the extent provided for by Section 3 of this Agreement. The provisions of Section [***] shall survive expiration or termination of this Agreement as to payments made and payment obligations that survive under this Agreement. For purposes of clarity, Sections [***] and [***] shall terminate upon the expiration or termination of this Agreement subject to the cure provisions contained herein and the reinstatement provisions contained in those Sections.

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27. Definitions:
          a. 2G Covenant Patent Claim: Any claim in any patent owned by ITC or its Affiliates, and to which ITC or its Affiliates has the right to grant licenses, (i) which claim covers features or functionality required for compliance with one or more Licensed 2G Standards, but (ii) excluding any patent claim covering any other feature or functionality required or allowed by any Excluded Standard or any Licensed 3G Standard [***]. 2G Covenant Patent Claims also specifically excludes patent families which include any of the patents in the USITC Action, the InterDigital Delaware Action, or the Samsung Delaware Actions, as set forth in Exhibit “G”.
          b. 2G Licensed Products: A Terminal Unit or Infrastructure Equipment designed to operate in accordance with one or more 2G Licensed Standards, but not also any 3G Licensed Standard or any Excluded Standards, which is or has been (i) substantially designed by or for Samsung or its Affiliates, and (ii) either (a) branded by Samsung, or (b) sold directly by Samsung or its Affiliates to a mobile operator. 2G Licensed Products shall not include any Terminal Unit designed to operate in accordance with any 3G Licensed Standards or Excluded Standards.
          c. 2G Licensed Standards: US-TDMA (i.e., TIA/EIA 54/136), GSM, GPRS and EDGE.
          d. 2G Multi-Mode Products: Terminal Units or Infrastructure Equipment designed to operate in accordance with both (i) one or more 2G Licensed Standards, and (ii) one or more Excluded Standards or 3G Licensed Standards.
          e. 3G Covenant Patent Claim: Any claim in any patent owned by ITC or its Affiliates, and to which ITC or its Affiliates has the right to grant licenses, (i) which claim covers features or functionality required for compliance with one or more Licensed 3G Standards, but (ii) excluding any patent claim covering any other feature or functionality required or allowed by any Excluded Standard [***].
          f. 3G Licensed Products: A Terminal Unit or Infrastructure Equipment designed to operate in accordance with one or more 3G Licensed Standards, but no Excluded Standards, which is or has been (i) substantially designed by or for Samsung or its Affiliates, and (ii) either (a) branded by Samsung, or (b) sold directly by Samsung or its Affiliates to a mobile operator.
          g. 3G Licensed Standards: CDMA2000 1XRTT, CDMA2000 EV-DV, CDMA2000 EV-DO Rev A, CDMA2000 EV-DO Rev B, TD-SCDMA, and WCDMA (FDD and TDD) [***].
          h. 3G Multi-Mode Products: Terminal Units or Infrastructure Equipment designed to operate in accordance with both (i) one or more 3G Licensed Standards, and (ii) one or more Excluded Standards. By way of example and not limitation, a 3G Multi-Mode Product would include a handset designed to operate in accordance with any of the following: (a) GSM or WCDMA and LTE functionality, (b) GSM, WCDMA, and [***] functionality, (c) WCDMA, [***] functionality, or (d) WCDMA, [***] functionality. In contrast, a 3G Multi-Mode Product would not include a handset with only GSM and WCDMA functionality.
          i. 3G Term: The period from [***] through December 31, 2012.
          j. [***]: [***] (i) [***], and (ii) [***] (iii) [***].
          k. Acquire/Acquisition: Without limitation, either directly or indirectly, whether through purchase, merger or otherwise: (i) obtaining ownership of more than fifty percent (50%) of the shares or

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other securities of a third party; (ii) obtaining the right to vote for election of a majority of the directors (or other managing authority) of a third party; (iii) gaining ownership of substantially all of the assets of a third party which relate to the manufacture, distribution, or sales of Terminal Units; (iii) the acquisition of the right to Control of an entity, or a business or assets of an entity, or (iv) the formation of a new Affiliate in combination with another entity - in each case, as a result of any transaction or series of related transactions by Samsung or any Samsung Affiliate or by InterDigital or any InterDigital Related Party.
          l. Affiliate: A legal entity more than fifty percent (50%) of whose assets, or whose shares or other securities entitled to vote in the election of directors (or other managing authority), are owned, directly or indirectly, by a Party (or InterDigital, Inc. as applicable) or Controlled by the Party (or InterDigital, Inc. as applicable) on the Effective Date.
          m. [***]: A finished, end user product designed to operate in accordance with [***], which is or has been (i) substantially designed by or for Samsung or its Affiliates, and (ii) either (a) branded by Samsung, or (b) sold directly by Samsung or its Affiliates to a mobile operator.
          n. [***]: A procedure that [***], to obtain assistance from the government of the United States and the government of the Republic of Korea to establish the same determination of the [***].
          o. Components: [***].
          p. Control: The possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person or an entity, whether through the ability to exercise voting power, by contract or otherwise.
          q. Excluded Standards: All wireless communication standards other than the 2G Licensed Standards, 3G Licensed Standards, [***]. “Excluded Standards” includes, without limitation, (i) any wireless communications standard considered by the industry to be a third or fourth generation standard, other than a 3G Licensed Standard, including but not limited to standards resulting from the Ultra Mobile Broadband (UMB) project within the 3rd Generation Partnership Project 2 (3GPP2), (ii) any wireless communications standard considered by the industry to be a standard beyond fourth generation (e.g. 5G), or (iii) any wireless data communication network standard, as amended from time to time, whether or not adopted by any recognized standardizing body, considered by the industry as [***].
          r. Infrastructure Equipment: Mobile switching centers, radio network controllers, service nodes, Node B’s, base stations, radio resource management devices and software, base station controllers, digital transceivers, digital channel cards, and software necessary to operate the aforementioned devices whether sold as individual items or bundled as an integrated product, which are used to interconnect a Terminal Unit to a public or private data or voice network (whether wired or unwired), including the Internet.
          s. Lawsuits: The following actions between the Parties: Samsung Electronics Co., Ltd. v. InterDigital Technology Corp., ICC Case No. 13 033/JNK/EBS (“Samsung II Arbitration”); InterDigital Communications, LLC v. Samsung Electronics Co., Ltd., No. 06 Civ. 6833 (RJS) (S.D.N.Y.) (“Samsung II Enforcement Action”); InterDigital Communications, LLC v. Samsung Electronics Co., Ltd., No. 07-5669-cv in the United States Court of Appeals for the Second Circuit (“Samsung II Appeal”); Samsung Electronics Co., Ltd. v. InterDigital Communications LLC, ICC Case No. 14 645/EBS/VRO (“Samsung III Arbitration”); In re Certain 3G Wideband Code Division Multiple Access (WCDMA) Handsets and Components Thereof, Inv. No. 337-TA-601 pending in the United States International Trade Commission (the “USITC Action”); InterDigital Communications, LLC et al. v. Samsung Electronics Co. Ltd. et al., Case No. 1:07-cv-00165-JJF (D. Del.) (“InterDigital Delaware Action”); and Samsung Telecommunications America LLP et al. v.

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InterDigital Communications, LLC et al., Case No. 1:07-cv-00167-JJF (D. Del.) (“Samsung Delaware Action”).
          t. Licensed Patents: All patents and patent applications, including reexaminations and reissues thereof, in every country of the world, that are owned by InterDigital Inc. or any Affiliate of InterDigital, Inc. and to which InterDigital Inc. or any Affiliate of InterDigital, Inc. has the right to grant licenses. As to the 3G License Grant, Licensed Patents shall include only those patents and patent applications with a priority date prior to [***]. Licensed Patents excludes patents and patent applications where the sole basis for infringement is an element, feature or functionality required for compliance with an Excluded Standard.
          u. Or: And/or.
          v. Related Parties: Affiliates of a Party, or parent companies of a Party, or a legal entity that is more than fifty percent (50%) owned, directly or indirectly, by such parent company of a Party or is Controlled by a parent company of a Party, or companies Controlled by, under common Control with, or Controlling, a Party or its Affiliates.
          w. Samsung [***] Patents: All patents and patent applications, including reexaminations and reissues thereof, in every country of the world, that are or were at any time owned, controlled or sublicensable by [***] Samsung. For the avoidance of doubt, but subject to Section 7(a), all patents and patent applications, including reexaminations and reissues thereof, in every country of the world, that are owned, controlled or sublicensable [***] included in the Samsung [***] Patents. Samsung [***] Patents shall include only those patents and patent applications with a priority date prior to [***]. Samsung [***] Patents excludes patents and patent applications where the sole basis for infringement is an element, feature or functionality required for compliance with an Excluded Standard.
          x. Terminal Unit: An end-user terminal device, whether fixed, mobile, vehicular, portable, or hand-held, having RF transmit and/or RF receive capabilities, which device is designed for wireless voice and/or data communications. Components and Wireless Modules are not Terminal Units.
          y. Wireless Modules: A device in the form of a complete modem card sold for use with and physical integration into another product, such as a handset, computer, printer, facsimile machine, monitoring device, multi-media terminal, data entry terminal, or point of sale terminal, provided that the card (i) includes at least a printed circuit board and all of the circuitry necessary for the other product to perform reverse link modulation and forward link demodulation, baseband processing, and protocol stack messaging, and (ii) is not capable of initiating or receiving wireless communications without being connected to another product.
IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized representatives set forth below.

SAMSUNG ELECTRONICS CO., LTD.		IPR LICENSING, INC.

By:		By:

	Name:		Name:
	Title:		Title:
	Date:		Date:

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INTERDIGITAL COMMUNICATIONS, LLC		TANTIVY COMMUNICATIONS, INC.

By:		By:

	Name:		Name:
	Title:		Title:
	Date:		Date:

INTERDIGITAL TECHNOLOGY CORPORATION		INTERDIGITAL PATENT HOLDINGS, INC.

By:		By:

	Name:		Name:
	Title:		Title:
	Date:		Date:
EXHIBIT A

Invoice Sample

Sender	Invoice No. :
Date :

Bill to
Samsung Electronics Co. Ltd.
Attn :	Seunggun Park, Vice President
Address :	IT Center, 416 Maetan-3dong, 19th floor
Suwon City, Kyeonggi-do, 443-742
Korea

Description	Price
— Xxxx(including due date)	$000000USD

Payment Instruction Send by Wire Transfer to: Wire to:	[***]
PNC Bank
300 Delaware Avenue
Wilmington, DE 19801

Credit to:	[***]
[***]

Execution Copy	CONFIDENTIAL TREATMENT REQUESTED BY
INTERDIGITAL, INC.
ATTACHMENT CONTAINS
INTERDIGITAL-SAMSUNG CONFIDENTIAL BUSINESS INFORMATION
SUBJECT TO PROTECTIVE ORDER
EXHIBIT B
ATTACHMENT CONTAINS
INTERDIGITAL-SAMSUNG CONFIDENTIAL BUSINESS INFORMATION
SUBJECT TO PROTECTIVE ORDER
THE UNITED STATES INTERNATIONAL TRADE COMMISSION
Washington, D.C.
Before The Honorable Paul J. Luckern
Chief Administrative Law Judge

In the Matter of

CERTAIN 3G WIDEBAND CODE DIVISION	Investigation No. 337-TA-601
MULTIPLE ACCESS (WCDMA) HANDSETS
AND COMPONENTS THEREOF

JOINT MOTION FOR TERMINATION OF THE
INVESTIGATION BASED ON A SETTLEMENT
     Complainants InterDigital Communications, LLC and InterDigital Technology Corporation (collectively “InterDigital”) and respondents Samsung Electronics Co., Ltd., Samsung Electronics America, Inc., and Samsung Telecommunications America LLC (collectively “Samsung”) hereby move for issuance of an initial determination terminating this investigation based on a settlement. InterDigital and Samsung have reached a settlement that includes an agreement to terminate this investigation. The terms of settlement are set forth in the attached Exhibit (Exhibit 1). The parties’ current agreement replaces the term sheet previously agreed upon by the parties. The parties state that there are no other agreements, written or oral, express or implied, between them concerning the subject matter of this investigation.
     Commission policy and the public interest generally favor settlements, which preserve resources for both the Commission and the private parties, and termination based on a settlement agreement is routinely granted. See, e.g., Certain Equipment for Telecommunications or Data Communications networks, Including Routers, Switches, and Hubs, and Components Thereof, Inv. No. 337-TA-574, Order No. 27 at 4 (May 24, 2007); Certain Safety Eyewear and Components Thereof, Inv. No. 337-TA-433, Order No. 37 at 2 (November 3, 2000); Certain Synchronous Dynamic Random Access Memory Devices, Microprocessors, and Products Containing Same, Inv. No. 337-TA-431, Order No. 11 at 2 (July 13, 2000); Certain Integrated Circuit Chipsets, Components Thereof and Products Containing Same, Inv. No. 337-TA-428, Order No. 16 at 5 (August 22, 2000); Certain Equipment for Telecommunications or Data Communications Networks, Including Routers, Switches, and Hubs, And Components, Thereof, Inv. No. 337-TA-574, Order No. 52 (September 8, 2008). The parties accordingly urge that the joint motion to terminate the investigation based on a settlement be granted.

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     Complainants have consulted with the Commission Investigative Attorney regarding this Motion. The Commission Investigative Attorney will provide the position of the Office of Unfair Import Investigations after reviewing the attached papers in more detail.
          Respectfully submitted,

David N. Southard
WEIL, GOTSHAL & MANGES L.L.P.
Smith Brittingham IV
Patrick J. Coyne	1300 I Street, NW
Christopher P. Isaac	Washington, DC 20005
Lionel M. Lavenue	(202) 682-7000
Houtan K. Esfahani	(202) 857-0940 (fax)
Elizabeth A. Niemeyer
Vamsi K. Kakarla	Matthew Powers
Rajeev Gupta	WEIL, GOTSHAL & MANGES L.L.P.
Qingyu Yin
201 Redwood Shores Parkway
FINNEGAN, HENDERSON, FARABOW,	Redwood Shores, CA 94605
GARRETT & DUNNER, L.L.P.	(650) 802-3000
901 New York Avenue, N.W.	(650) 802-3100 (fax)
Washington, D.C. 20001-4413

(202) 408-4000	Counsel for Respondents
Samsung Electronics Co., Ltd.,
Counsel for Complainants	Samsung Electronics America, Inc., and Samsung
InterDigital Communications, LLC and	Telecommunications America LLC
InterDigital Technology Corp.

DATE

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CONFIDENTIAL EXHIBIT 1

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THE UNITED STATES INTERNATIONAL TRADE COMMISSION
Washington, D.C.
Before The Honorable Paul J. Luckern
Chief Administrative Law Judge

In the Matter of

CERTAIN 3G WIDEBAND CODE DIVISION	Investigation No. 337-TA-601
MULTIPLE ACCESS (WCDMA) HANDSETS
AND COMPONENTS THEREOF

JOINT MOTION FOR TERMINATION OF THE
INVESTIGATION BASED ON A SETTLEMENT
     Complainants InterDigital Communications, LLC and InterDigital Technology Corporation (collectively “InterDigital”) and respondents Samsung Electronics Co., Ltd., Samsung Electronics America, Inc., and Samsung Telecommunications America LLC (collectively “Samsung”) hereby move for issuance of an initial determination terminating this investigation based on a settlement. InterDigital and Samsung have reached a settlement that includes an agreement to terminate this investigation. The terms of settlement are set forth in the attached Exhibit (Exhibit 1). The parties’ current agreement replaces the term sheet previously agreed upon by the parties. The parties state that there are no other agreements, written or oral, express or implied, between them concerning the subject matter of this investigation.
     Commission policy and the public interest generally favor settlements, which preserve resources for both the Commission and the private parties, and termination based on a settlement agreement is routinely granted. See, e.g., Certain Equipment for Telecommunications or Data Communications networks, Including Routers, Switches, and Hubs, and Components Thereof, Inv. No. 337-TA-574, Order No. 27 at 4 (May 24, 2007); Certain Safety Eyewear and Components Thereof, Inv. No. 337-TA-433, Order No. 37 at 2 (November 3, 2000); Certain Synchronous Dynamic Random Access Memory Devices, Microprocessors, and Products Containing Same, Inv. No. 337-TA-431, Order No. 11 at 2 (July 13, 2000); Certain Integrated Circuit Chipsets, Components Thereof and Products Containing Same, Inv. No. 337-TA-428, Order No. 16 at 5 (August 22, 2000); Certain Equipment for Telecommunications or Data Communications Networks, Including Routers, Switches, and Hubs, And Components, Thereof, Inv. No. 337-TA-574, Order No. 52 (September 8, 2008). The parties accordingly urge that the joint motion to terminate the investigation based on a settlement be granted.
     Complainants have consulted with the Commission Investigative Attorney regarding this Motion. The Commission Investigative Attorney will provide the position of the Office of Unfair Import Investigations after reviewing the attached papers in more detail.

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Respectfully submitted,

David N. Southard
WEIL, GOTSHAL & MANGES L.L.P.
Smith Brittingham IV	1300 I Street, NW
Patrick J. Coyne	Washington, DC 20005
Christopher P. Isaac	(202) 682-7000
Lionel M. Lavenue	(202) 857-0940 (fax)
Houtan K. Esfahani
Elizabeth A. Niemeyer	Matthew Powers
Vamsi K. Kakarla	WEIL, GOTSHAL & MANGES L.L.P.
Rajeev Gupta	201 Redwood Shores Parkway
Qingyu Yin	Redwood Shores, CA 94605
(650) 802-3000
FINNEGAN, HENDERSON, FARABOW,	(650) 802-3100 (fax)
GARRETT & DUNNER, L.L.P.
901 New York Avenue, N.W.	Counsel for Respondents
Washington, D.C. 20001-4413	Samsung Electronics Co., Ltd.,
(202) 408-4000	Samsung Electronics America, Inc., and Samsung
Telecommunications America LLC
Counsel for Complainants
InterDigital Communications, LLC and
InterDigital Technology Corp.

DATE
EXHIBIT 1
[PUBLIC VERSION]

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EXHIBIT C
IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

INTERDIGITAL COMMUNICATIONS, LLC,
and
INTERDIGITAL TECHNOLOGY CORP.,	Civil Action No. 07-165 (JJF)

Plaintiffs,

v.

SAMSUNG ELECTRONICS CO., LTD.,
SAMSUNG ELECTRONICS AMERICA, INC.,
and
SAMSUNG TELECOMMUNICATIONS AMERICA LLC,

Defendants.
JOINT STIPULATION OF DISMISSAL WITHOUT PREJUDICE
     Having agreed to a settlement, the parties hereby stipulate and agree, by and between counsel and subject to the approval of the Court, and pursuant to Fed. R. Civ. P. 41(a)(1), that this action is dismissed without prejudice, and each party bears its own costs and attorneys’ fees.
Dated:                                                              , 2009

Richard K. Herrmann (I.D. #405)	John G. Day (I.D. #2403)
Morris James LLP	Ashby & Geddes
500 Delaware Avenue, Suite 1500	500 Delaware Ave., Suite 800
Wilmington, DE 19801	Wilmington, DE 19801
(302) 888-6800	(302) 654-1888
rherrmann@morrisjames.com	sbalick@ashby-geddes.com
mmatterer@morrisjames.com	jday@ashby-geddes.com
Attorneys for Plaintiffs	Attorneys for Defendants
InterDigital Communications, LLC,	Samsung Electronics Co., Ltd,
InterDigital Technology Corporation	Samsung Electronics America, Inc., and
Samsung Telecommunications America LLC
ORDER
SO ORDERED this                      day of                                          , 2009.

The Honorable Joseph J. Farnan, Jr.

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EXHIBIT D
IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

SAMSUNG ELECTRONICS CO., LTD.,

Plaintiff,

vs.

Civil Action No. 07-167 (JJF)
INTERDIGITAL COMMUNICATIONS, LLC,
INTERDIGITAL TECHNOLOGY CORPORATION and TANTIVY
COMMUNICATIONS, INC.,
Defendants.

INTERDIGITAL COMMUNICATIONS, LLC and INTERDIGITAL TECHNOLOGY CORPORATION,

Counterclaim and
Third Party Plaintiffs,

vs.

SAMSUNG ELECTRONICS CO., LTD.,

Counterclaim Defendant,

and

SAMSUNG ELECTRONICS AMERICA, INC. and SAMSUNG TELECOMMUNICATIONS AMERICA, LLC,

Third Party Defendants.
JOINT STIPULATION OF DISMISSAL
     Having agreed to a settlement, the parties hereby stipulate and agree, by and between counsel and subject to the approval of the Court, and pursuant to Fed. R. Civ. P. 41(a)(1), that: (1) the claims set forth in the Complaint, filed on March 23, 2007, and the claims set forth in the First Amended Complaint, filed on September 14, 2007, are both by joint stipulation dismissed with prejudice based on conduct occurring before the date of dismissal of this action; (2) the counterclaims set forth in the Counterclaims, filed on November 19, 2007, and the counterclaims set forth in the Amended Counterclaims, filed on November 30, 2007, are both dismissed without prejudice by joint stipulation; and (3) each party bears its own costs and attorneys’ fees.
Dated:                                                              , 2009

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Steven J. Balick (I.D. #2114)
John G . Day (I.D. #2403)
Ashby & Geddes
500 Delaware Ave., Suite 800
Wilmington, DE 19801
(302) 654-1888
sbalick@ashby-geddes.com
jday@ashby-geddes.com
Attorneys for
Samsung Electronics Co., Ltd.,
Samsung Electronics America, Inc., and
Samsung Telecommunications America, LLC

Richard K. Herrmann (I.D. #405)
Mary B. Matterer (I.D. #2696)
Morris James LLP
500 Delaware Avenue, Suite 1500
Wilmington, DE 19801
(302) 888-6800
rherrmann@morrisjames.com
mmatterer@morrisjames.com
Attorneys for
InterDigital Communications, LLC,
InterDigital Technology Corporation, and Tantivy Communications, Inc.
ORDER
SO ORDERED this                      day of                                          , 2009.

The Honorable Joseph J. Farnan, Jr.

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EXHIBIT E
RELEASE OF BOND
     WHEREAS, the Fidelity and Deposit Company of Maryland (Fidelity) executed Appeal Bond No. CGB 8796 870 on or about December 18, 2007, to secure the judgment rendered in favor of InterDigital Communications, LLC and InterDigital Technology Corporation and against Samsung Electronics Co., Ltd., in Case No. 06 Civ. 6833 (RJS) in the United States District Court, Southern District of New York.
WHEREAS, the penalty of the Bond is $166,777,500.
     NOW THEREFORE, in consideration of the payment of good and valuable consideration by Samsung Electronics Co., Ltd., the receipt and sufficiency of which is hereby acknowledged, and in consideration of the release of collateral by Fidelity, InterDigital Communications, LLC and InterDigital Technology Corporation hereby release, discharge and forever waive any and all claims which they have, may have or may acquire against Fidelity by reason of executing the Bond or as otherwise pertaining to Case No. 06 Civ. 6833 (RJS) in the United States District Court, Southern District of New York. InterDigital Communications, LLC and InterDigital Technology Corporation acknowledge and agree that this Release is absolute and unconditional and shall not be void or voidable for any reason whatsoever including, but not limited to, failure of consideration for this Release. InterDigital Communications, LLC and InterDigital Technology Corporation specifically acknowledge that Fidelity will rely upon this Release, to its detriment, immediately upon execution of this Release.

Date:	InterDigital Communications, LLC

By:

Date:	InterDigital Technology Corporation

By:

STATE OF	COUNTY OF
On the                      day of                      in the year 2009, before me, the undersigned, personally appeared                                                              personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacities as                                                               of InterDigital Communications, LLC, and that by his/her signature on the instruments, InterDigital Communications, LLC executed the instrument.

Notary Public

My commission expires

Execution Copy

STATE OF	COUNTY OF

On the                      day of                      in the year 2009, before me, the undersigned, personally appeared                                          personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacities as                                          of InterDigital Technology Corporation, and that by his/her signature on the instruments, InterDigital Technology Corporation executed the instrument.

Notary Public

My commission expires

Execution Copy
EXHIBIT F

UNITED STATES DISTRICT COURT	X
SOUTHERN DISTRICT OF NEW YORK
In the matter of Arbitration between
INTERDIGITAL COMMUNICATIONS, LLC,
a Pennsylvania limited liability company and
INTERDIGITAL TECHNOLOGY CORPORATION,
a Delaware Corporation,

Petitioners,	No. 06 Civ. 6833 (RJS)
ECF Case
and
SAMSUNG ELECTRONICS CO., LTD., a corporation
existing under the laws of the Republic of Korea,

Respondent.

X

SATISFACTION OF JUDGMENT
     WHEREAS, a judgment was entered in the above entitled action on December 7, 2007, in favor of InterDigital Communications, LLC and InterDigital Technology Corporation, petitioners and against Samsung Electronics Co., Ltd., respondent, in the amount of $150,250,000 plus interest thereon from December 7, 2007.
     WHEREAS, said judgment has been fully settled and satisfied, and it is certified that there are no outstanding executions with any Sheriff or Marshall.
     THEREFORE, full and complete satisfaction of said judgment is hereby acknowledged, and the Clerk of the Court is hereby authorized and directed to make an entry of full satisfaction on the docket of said judgment.

Date:	InterDigital Communications, LLC

By:

Date:	InterDigital Technology Corporation

Execution Copy

By:

STATE OF	COUNTY OF
On the                      day of                      in the year 2009, before me, the undersigned, personally appeared                                          personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacities as                                          of InterDigital Communications, LLC, and that by his/her signature on the instruments, InterDigital Communications, LLC executed the instrument.

Notary Public

My commission expires

STATE OF	COUNTY OF
On the                      day of                      in the year 2009, before me, the undersigned, personally appeared                                          personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacities as                                          of InterDigital Technology Corporation, and that by his/her signature on the instruments, InterDigital Technology Corporation executed the instrument.

Notary Public

My commission expires

Execution Copy
EXHIBIT G
Patents specifically excluded from “2G Covenant Patent Claim”:
U.S. Patents in the USITC Action, the InterDigital Delaware Action, and the Samsung Delaware Action:
US Patent No. 5,799,010
US Patent No. 6,215,778
US Patent No. 6,674,791
US Patent No. 6,973,579
US Patent No. 7,117,004
US Patent No. 7,190,966
US Patent No. 7,286,847
     In addition to the above-identified patents, all existing and future patents and applications in the families of the above patents that, at any time, claim priority to the applications to which the above-identified patents claim priority, including: (1) all divisional, continuation, and continuation-in-part applications of any such patent applications, (2) all patents issuing from any of the foregoing patent applications, (3) all reissues, renewals, reexaminations, extensions, and additions of any of the foregoing patents, and (4) all existing and future patents and patent applications anywhere in the world that, at any time, claim priority to any of the foregoing patent applications including, without limitation, utility models, design patents, and certificates of invention.